                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549



                             --------------------


                                  FORM 8-K/A


                             --------------------



              Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934




Date of Report (Date of earliest event reported)   September 20, 1996
                                                 -----------------------



                        STARTRONIX INTERNATIONAL INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                       1-9190                  912263272
----------------------------        -------------          --------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation                 File Number)           Identification No.)



2402 Michelson Drive, Suite 160, Irvine, California               92715
---------------------------------------------------        --------------------
    (Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code      (714) 474-1700
                                                           --------------------



                                NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFIED ACCOUNTANT.


     This Amendment to Current Report on Form 8-K is filed for the purpose of filing the letter by the Registrant's former accountants, BDO Seidman, LLP, which is required to be filed in connection with the Registrant's disclosure concerning changes in the Registrant's Certified Accountant. Such letter is attached hereto as Exhibit 4(a).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.



                                          STARTRONIX INTERNATIONAL INC.

                                          /s/ JAMES VALLE
                                          ------------------------------------
                                          James Valle, Chief Financial Officer

October 4, 1996




                                      -2-